Exhibit 99.2

2016 Third Quarter Financial Review November 1, 2016 Roger W. Stone, Chairman and Chief Executive Officer Matt Kaplan, President and Chief Operating Officer Andrea K. Tarbox, Vice President and Chief Financial Officer

Forward-looking Statements The information in this presentation and statements made during this presentation may contain certain forward-looking statements within the meaning of federal securities laws. These statements reflect management’s expectations regarding future events and operating performance. Risk Factors These forward-looking statements involve a number of risks and uncertainties. A list of the factors that could cause actual results to differ materially from those expressed in, or underlying, any forward-looking statements can be found in the Company’s filings with the Securities and Exchange Commission, such as its annual and quarterly reports. The Company disclaims any obligation to revise or update such statements to reflect the occurrence of events after the date of this presentation. Non-GAAP Financial Measures This presentation refers to non-U.S. GAAP financial information. A reconciliation of non-U.S. GAAP to U.S. GAAP financial measures is available at the end of the press release and on the company’s website at KapStonepaper.com under Investors. Forward-Looking Statements 2

Third Quarter Financial Results (1) Percentage change calculations made using unrounded source financials (2) Excludes non-cash stock compensation and changes in contingent consideration, and acquisition, integration, severance expenses and other charges. Net of accumulated tax adjustments for Adjusted Net Income (3) Includes amortization of purchase accounting intangibles net of tax of $5 million in Q3 2016 and Q3 2015, and $6 million in Q2 2016 (4) Includes amortization of purchase accounting intangibles net of tax of $0.05 per share in Q3 2016 and Q3 2015, and $0.06 in Q2 2016 3 ($ in Millions, except per share) Q3 2016 Q3 2015 Inc/(Dec)(1) Q2 2016 Inc/(Dec)(1) Net Sales $777 $808 (4%) $785 (1%) EBITDA $99 $103 (4%) $89 11% Adj. EBITDA(2) $108 $126 (15%) $97 11% Net Income(3) $31 $34 (9%) $21 50% Adj. Net Income(2) $37 $49 (26%) $26 40% Diluted EPS(4) $0.32 $0.35 (9%) $0.21 52% Adj. Diluted EPS(4) $0.37 $0.51 (28%) $0.27 37%

Q3 2016 Compared to Q3 2015 $11 $108 Price/mix was unfavorably impacted by: Lower average mill selling prices, down $45 per ton reflecting: o Lower prices of $13 million due to index driven lower domestic containerboard prices and lower prices for export containerboard and export kraft paper o Less favorable product mix of $8 million due to lower specialty paper volume (-4,000 tons) and higher export containerboard shipments (+12,000 tons) Lower corrugated products selling prices due to competitive pressures and a less favorable mix, $10 million Sales volume up 13,000 tons in Paper and Packaging segment, offset by lower volumes in Distribution segment Deflation of $1 million due to $4 million of lower fiber and fuel costs, partially offset by higher salary, wages and medical Productivity and cost savings include 19,000 tons of higher mill production, lower costs for management incentives and benefit curtailments, partially offset by market downtime and lower pension income 4 $ in Millions $ in Millions Lower Prices/Mix Offset by Productivity Leads to Earnings Decline Net Sales $808$31$-$777 Adjusted EBITDA $126$31 $1$1

Q3 2016 Compared to Q2 2016 $1 $3 $97 Average mill selling prices increased $2 per ton reflecting: Stable prices for most products Slight product mix improvement Sales volume reflects Paper and Packaging segment down 6,000 tons. Distribution segment down $9 million due to lower volumes Planned outages $15 million lower in Q3 2016, mainly due to the Q2 2016 Roanoke Rapids annual outage Other primarily includes the impact of market downtime 5 $ in Millions $ in Millions Lower Outage Costs Drives Improved Results Compared to Q2 2016 Net Sales $785$1$8$1$777 Adjusted EBITDA $15$2$108

Strong Seasonal Cash Flows $19 million YOY primarily due to improved Cash tax rate for the year expected 6 $ in Millions Capex for Q3 2016 was $27 million to be 24 percent No pension plan funding required In Q3 2016, operating cash flow increased working capital YTD operating cash flow of $212 million increased by $36 million over 2015 due to favorable working capital changes and lower cash tax payments Net debt at September 30, 2016 - $1,505 million On September 30, 2016, $65 million voluntary prepayment on term loans No mandatory principal payments due until March 2019 Debt to EBITDA leverage ratio (per credit agreement) 3.98 times -September 30, 2016 Operating Cash Flows Trend $123 Q3 2016Q3 2015 $104

Building for the Future 7 Effective January 1, 2017, the new management structure will be: Roger Stone, CEO and Chairman of the Board steps down from his current CEO role, but will remain as Chairman of the Board Matt Kaplan, current President and Chief Operating Officer, becomes Chief Executive Officer Randy Nebel, current President and General Manager of KapStone’s Mill Division, becomes Executive Vice President of Integrated Packaging. Reporting to Randy Nebel will be: o Bill Kessinger, Vice President and General Manager of the Mill System o Pat Ortiz, Vice President and General Manager of the Corrugated Container System Tim Keneally, retires as President KapStone Container and continues in a non-executive role Andrea Tarbox, Executive Vice President and Chief Financial Officer, will report to Matt Kaplan, as CEO

Q3 Operations Highlights 8 Mill Production of 700,000 tons exceeded Q2 2016 by 5 percent and Q3 2015 by 3 percent Record quarter for Longview and Roanoke Rapids 9,000 tons of market downtime at Charleston (DuraSorb) Average revenue per mill ton of $626 increased by $2 per ton compared to Q2 2016 reflecting improved product mix. Prices lower by $45 per ton compared to Q3 2015 due to Q1 index driven price decreases and lower prices for exports Containerboard and corrugated product sales total 451,000 tons for Q3 2016, up 4 percent compared to Q3 2015. Box sales up 1.4 percent per MSF on a per day basis over Q3 2015 Specialty paper sales of 249,000 tons down slightly compared to prior quarters. Higher future volumes expected due to the announced mill closure of a major competitor Construction of new wood yards at Charleston and Roanoke Rapids on schedule for 2017 start up. $10 million in annualized cost savings beginning 2017

Market Update 9 Containerboard On August 26th KapStone announced a price increase on all domestic containerboard products o $50 per ton on containerboard effective October 1, 2016 o 8 and 10 percent, respectively, on boxes and sheets Expected annualized realization of the price increase upon full implementation would be approximately $85 to $90 million based on the following tons sold: oDomestic containerboard sales - 600,000 tons oCorrugated products - 900,000 tons Specialty paper KapStone announced a $60 per ton price increase for export extensible kraft paper effective immediately Durasorb and Kraftpak stable demand and pricing

Integration Activities 10 Central Florida Box (CFB) Ability to service Victory Packaging in central Florida as well as other KapStone customers 20,000 to 25,000 tons of integration benefits Investment of $10.5 million for a 49 percent ownership in a sheet feeder in the Southeast Building sheet plant in Ontario, CA to supply Victory operations, as well as other KapStone customers Investment of $1.25 million for a 20 percent ownership in a sheet feeder which will supply sheets to the new Ontario, CA plant Upon attaining the expected run rates, these four projects combined should provide KapStone with approximately 85,000 tons of additional integration over the next 18 months - a great start to reaching our stated goal of 100,000 to 150,000 tons in that time period

Key Assumptions for Q4 2016 11 Partial realization of $50 per ton containerboard and corrugated products price increase Seasonally lower volumes and less favorable product mix Hurricane Matthew impact reduced production by 10,000 tons or about four days with an estimated cost impact of $5 million Planned outage maintenance expense similar to Q3 2016 Average fiber costs should be relatively flat Lower Northwest fiber somewhat offset by higher Southeast Q4 2016 fiber costs due to seasonality and impact of hurricane CAPEX is expected to be $30 million for Q4 2016, and $130 million for the full year Effective income tax rate of 34 percent

Appendix 12

Quarterly Key Performance Indicators 681 668 13 (1)Containerboard includes all domestic and export sales of linerboard and medium (2)Specialty paper includes Kraft paper, Durasorb, Kraftpak and roll pulp Sales and Production Average Mill Revenue per Ton $626$624$671 3Q 162Q 163Q 15 Tons Produced (000) 700 3Q 162Q 163Q 15 Mill External Shipments (000) 469480454 3Q 162Q 163Q 15 Paper and Packaging Product Mix (000 Tons) Containerboard and Corrugated Products(1) 451449434 Specialty Paper(2) 249257253 Internal Consumption 206189220 3Q 162Q 163Q 15 3Q 162Q 163Q 15 3Q 162Q 163Q 15

Continued Progress in Lowering Mill Costs In early 2014, we identified substantial cost savings opportunities and developed plans to achieve goals Making progress due to process improvements and benefits of capital spending Further incremental benefits expected in future 14 Mill Headcount Fiber Costs Energy costs 2,357 2,2652,249 Q3 2015Q2 2016Q3 2016 Per Ton $174.77 $170.12$170.42 Q3 2015Q2 2016Q3 2016 Per Ton $44.19$41.54$43.63 Q3 2015Q2 2016Q3 2016

Maintenance Outage Expense & Production Impact *The 14,300 ton impact is due to the paper machine #3 upgrade in Charleston ** The 2016 and 2015 ton impact is mainly due to the Roanoke Rapids mill annual outage. In 2014 the outage occurred in Q4 with 11,200 tons lost *** The 16,900 ton impact includes 12,200 tons for the paper machine #1 upgrade in Charleston 15 Financial Impace ($ in millions) Q1 Q2 Q3 Q4 Year 2014 Actual $ 14.8 $5.2 $5.2 $ 10.9 $ 36.1 2015 Actual $8.6 $ 11.1 $4.4 $ 13.3 $ 37.4 2016 Act/Forecast $6.6 $ 19.0 $3.8 $3.2 $ 32.6 Lost Production Impact (Tons) Q1 Q2 Q3 Q4 Year 2014 Actual 14.300* 5,400 - 14,500 34,200 2015 Actual 2,000 10,400** 2,400 16,900*** 31,700 2016 Act/Forecast 4,800 12,900** 1,900 5,000 24,600